UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2018

Commission File No. 333-177786

REBEL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	45-3360079
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

7500A Beach Road, Unit 12-313, The Plaza Singapore 199591	+6562941531
(Address of Principal Executive Offices and Zip Code)	(Registrant’s Telephone Number, Including Area Code)

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

(1) Previous Independent Public Accounting Firm

On February 10, 2018, Centurion ZD CPA Ltd (“CZD”) resigned as Rebel Group, Inc.’s (the “Company”) independent registered public accounting firm. The report of CZD on the Company’s financial statements for the years ended December 31, 2016 and December 31, 2015, did not contain an adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2016 and December 31, 2015, there were no disagreements between the Company and CZD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. No reportable event, as described in Item 304(a)(1)(v) of Regulation S-K, has occurred from the resignation of CZD..

(2) New Independent Public Accounting Firm

On February 10, 2018, the Company entered into an engagement with Friedman LLP (“Friedman”) to retain Friedman as the Company’s independent public accounting firm. On February 10, 2018, the board of directors of the Company approved and ratified the engagement of Friedman as its new independent registered public accounting firm.

During the year ended December 31, 2016, and during the subsequent interim period through the date of this Current Report on Form 8-K, the Company did not consult with Friedman regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Friedman, in either case where written or oral advice provided by Friedman would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01	Financial Statements and Exhibits.

(a)—(c) Not applicable.

(d)	Exhibits:

Exhibit No.	Description
16.1	Letter from CZD on February 10, 2018.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REBEL GROUP, INC.

Date: February 13, 2018	By:	/s/ Justin Leong
Justin Leong
Chief Executive Office

2